UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2016

NATIONAL INTERSTATE CORPORATION
(Exact name of registrant as specified in its charter)

Ohio	000-51130	34-1607394
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3250 Interstate Drive, Richfield, OH	44286-9000
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (330) 659-8900

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.08.    Shareholder Director Nominations.

National Interstate Corporation (the “Company”) will hold the 2016 Annual Meeting of Shareholders on Thursday, May 5, 2016, at 9:00 a.m., Eastern Time. The record date for determining shareholders entitled to notice of, and to vote at, the 2016 Annual Meeting will be March 15, 2016. The 2016 Annual Meeting will be held at the Company's campus at 4059 Kinross Lakes Parkway, Richfield, Ohio.

Because the 2016 Annual Meeting will be held more than 30 days before the anniversary of the 2015 annual meeting of shareholders, the Company is informing its shareholders of the revised deadline for the submission of shareholder proposals and director nominations for consideration at the Company’s 2016 Annual Meeting.  Any shareholder proposal or director nomination must be submitted to the Secretary of the Company no later than 5:00 p.m., Eastern Time, on March 21, 2016.  Any such shareholder proposal or director nomination must comply with the Company’s Code of Regulations as well as all applicable statutes, rules, and regulations promulgated by the Securities and Exchange Commission (“SEC”) or any other applicable governing body.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of National Interstate Corporation dated March 11, 2016

Important Information
This release may be deemed to be solicitation material in respect of the solicitation of proxies from shareholders in connection with the 2016 Annual Meeting. The Company, its directors and executive officers and employees may be deemed to be participants in such solicitation. The Company will file a proxy statement with the SEC in connection with the 2016 Annual Meeting. The proxy statement, any other relevant documents and other material filed with the SEC concerning the Company will be, when filed, available free of charge at www.sec.gov and our “Investor Relations” website at http://invest.NATL.com.  Copies may also be obtained, free of charge, by contacting the Investor Relations Department of the Company at 877-837-0339. Shareholders are urged to read the proxy statement and any other relevant documents filed when they become available before making any voting decision because they will contain important information.

Information Regarding Participants
The Company, its directors and executive officers and employees may be deemed to be participants in the solicitation of proxies from shareholders in connection with the 2016 Annual Meeting. Information about the Company’s directors and executive officers and their ownership of the Company’s stock is available in the Company’s proxy statement for the Company’s 2015 annual meeting of shareholders filed with the SEC on April 27, 2015 and in subsequent SEC filings on Forms 3 and 4. Shareholders are advised to read the Company’s proxy statement for the 2016

Annual Meeting and other relevant documents when they become available before making any voting decision because they will contain important information. You can obtain free copies of these referenced documents as described above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Interstate Corporation

By:	/s/ Arthur J. Gonzales
Arthur J. Gonzales
Senior Vice President, General Counsel & Secretary
Date: March 11, 2016